CSFB                          CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2006-1

DERIVED INFORMATION 11/30/05

[$781,600,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$781,600,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[U.S. Bank N.A.]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information. Such documents may be obtained without charge at the Commission’s website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.

Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

[$781,600,000] (Approximate)

Home Equity Pass-Through Certificates, Series 2006-1

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)		WAL (Years)	Proposed Ratings (Fitch/Moody’s/S&P)
1-A -1	-	255,000,000	I	Senior/Adj	LIBOR + [	]%	2.0	AAA / Aaa / AAA
2-A-1	213,000,000	-	II	Senior/Adj/Sequential	LIBOR + [	]%	1.0	AAA / Aaa / AAA
2-A-2	62,000,000	-	II	Senior/Adj/Sequential	LIBOR + [	]%	2.0	AAA / Aaa / AAA
2-A-3	65,000,000	-	II	Senior/Adj/Sequential	LIBOR + [	]%	3.0	AAA / Aaa / AAA
2-A-4	35,400,000	-	II	Senior/Adj/Sequential	LIBOR + [	]%	5.8	AAA / Aaa / AAA
M-1	28,800,000	-	I & II	Mezzanine/Adj	LIBOR + [	]%	4.7	AA+ / Aa1 / AA+
M-2	26,400,000	-	I & II	Mezzanine/Adj	LIBOR + [	]%	4.5	AA / Aa2 / AA+
M-3	18,000,000	-	I & II	Mezzanine/Adj	LIBOR + [	]%	4.4	AA-/ Aa3 / AA
M-4	12,400,000	-	I & II	Mezzanine/Adj	LIBOR + [	]%	4.3	A+ / A1 / AA
M-5	12,800,000	-	I & II	Mezzanine/Adj	LIBOR + [	]%	4.2	A / A2 / AA-
M-6	11,200,000	-	I & II	Mezzanine/Adj	LIBOR + [	]%	4.2	A-/ A3 / A+
M-7	10,400,000	-	I & II	Mezzanine/Adj	LIBOR + [	]%	4.2	A-/ Baa1 /A
M-8	10,000,000	-	I & II	Mezzanine/Adj	LIBOR + [	]%	4.2	BBB+/ Baa2/ A-
B-1	7,600,000	-	I & II	Subordinate/Adj	LIBOR + [	]%	4.1	BBB / Baa3/ BBB+
B-2	7,200,000	-	I & II	Subordinate/Adj	LIBOR + [	]%	4.1	BBB-/ Ba1 / BBB
B-3	6,400,000		I & II	Subordinate/Adj	LIBOR + [	]%	4.1	BB+ / Ba2 / BBB-
Total	526,600,000	255,000,000

Non-Offered Certificates (1):
	Available	Pre-Placed						Proposed
	Certificate	Certificate	Loan				WAL	Ratings
Class	Balance ($)	Balance ($)	Group	Bond Type	Coupon (2)		(Years)	(Fitch/Moody’s/S&P)
R (3)	50	-	II	Residual	LIBOR + [	]%	N/A	AAA / ---/ AAA
P (4)	50	-	I & II	Prepayment Penalties	N/A		N/A	AAA / ---/ AAA
X	-	-	I & II	Subordinate	N/A		N/A	N/A

(1) 100% of the Prospectus Prepayment Curve (“PPC”) for the fixed rate collateral assumes 4.60% Constant Prepayment Rate (“CPR”) in the first month of the life of the mortgage loans, which then increases by approximately 1.67% CPR in each of the following 11 months. In month 12, and thereafter, 100% PPC for the fixed rate collateral assumes 23.00% CPR. 100% PPC for the adjustable rate loans assumes 8.00% CPR in the first month of the life of the mortgage loans, which then increases by approximately 2.00% CPR in each of the following 11 months. In month 12 through 22, 100% PPC for the adjustable rate loans assumes 30.00% CPR. In month 23 through 27, 100% PPC for the adjustable rate loans assumes 55.00% CPR. In month 28 and thereafter, 100% PPC for the adjustable rate loans is assumed to remain constant at 35.00% CPR. The bonds are priced to call at 100% of the PPC and assuming one-month LIBOR and six-month LIBOR are 4.40% and 4.70%, respectively. The initial class principal balances of the certificates are subject to a variance of no more than plus or minus 5% prior to their issuance.

(2) The coupons are capped by the applicable Net Funds Cap as described herein.

(3) Non-economic residual with the tax liabilities of the REMIC.

(4) The Class P Certificates are entitled to all prepayment penalties that the servicers receive from collections on the mortgage loans.

SUMMARY TERMS
Underwriter:	Credit Suisse First Boston, LLC. (sole manager).
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Servicers:	Wells Fargo Bank, N.A. (approximately [70.0%]) and Select Portfolio Servicing, Inc. (“SPS”) (approximately [30.0%]). Refer to additional information about SPS on page 14 herein.
Trustee:	[U.S. Bank, N.A.]
Swap Provider:	Credit Suisse First Boston International [‘Aa3’/’P-1’ Moody’s; ‘A+’/’A-1’ S&P; ‘AA-‘/’F-1+’ Fitch]
Loss Mitigation Advisor:	The MurrayHill Company
Cut-off Date:	On or about December 1, 2005 for the initial Mortgage Loans.
Investor Settlement:	On or about [January 4, 2006], Closing Date [January 3, 2006]
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in January 2006.
Accrual Period:

For any class of Offered Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, the closing date) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	0 days.
Prospectus Prepayment Speed (“PPC”):

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.67% CPR per month to 23.00% CPR in month 12, and remaining at 23.00% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes 8.00% CPR in the first month of the life of the mortgage loans, which then increases by approximately 2.00% CPR in each of the following 11 months. In month 12 through 22, 100% PPC for the adjustable rate loans assumes 30.00% CPR. In month 23 through 27, 100% PPC for the adjustable rate loans assumes 55.00% CPR. In month 28 and thereafter, 100% PPC for the adjustable rate loans is assumed to remain constant at 35.00% CPR.

Optional Call:	The transaction will have a 10% optional call.
Prefunding Amount:	Approximately [10.0%] -[15.0%]
Capitalized Interest Acct:	TBD
Offered Certificates:

The Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, and Class B-3 Certificates.

ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement. It is expected that the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, and Class B-3 may be purchased by employee benefit plans that are subject to ERISA. During the period that the Swap Agreement is outstanding, plan investors will be required to represent that they have available certain exemptions based upon the identity of the plan or the fiduciary making the investment decisions on behalf of the plan.

SMMEA Treatment:	None of the classes will constitute “mortgage related securities” for purposes of SMMEA.
Taxation:	REMIC.
Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin will be increased by the lesser of 50 basis points and (1) the initial pass-through margin for the Class A certificates; and (2) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, and Class B-3 Certificates.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, mortgage insurance (as applicable), and loss mitigation advisor fees accrue.

Pass-through Rate:

The pass-through rate for each Class of Certificates for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month LIBOR for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Group 1 Senior

For any Distribution Date and the Class 1-A-1 Certificates, will be a per annum rate equal to (1) (a) a fraction, expressed as a percentage, the numerator of which is the product of (x) the Optimal Interest Remittance Amount for loan group 1 on such date and (y) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, less (b) a fraction, expressed as a percentage, the numerator of which is the product of (i) the Net Swap Payment made to the Swap Provider, if any, and (ii) 12, and the denominator of which is equal to the aggregate collateral balance (the “Net Swap Payment Rate”), multiplied by (2) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Funds Cap:

Group 2 Senior

For any Distribution Date and the Class 2-A-1, Class 2-A-2, Class 2-A-3, and Class 2-A-4 Certificates, will be a per annum rate equal to (1) (a) a fraction, expressed as a percentage, the numerator of which is the product of (x) the Optimal Interest Remittance Amount for loan group 2 on such date and (y) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, less (b) Net Swap Payment Rate, multiplied by (2) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Funds Cap:

Subordinate

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, and Class B-3 Certificates, a per annum rate equal to a weighted average of (i) the Group 1 Senior Net Funds Cap and (ii) the Group 2 Senior Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Net Funds Cap:

Subordinate Group 1

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the first day of the related collection period, plus amounts on deposit in the prefunding account for such date related to loan group 1, less the Principal Balance of the Class 1-A-1 Certificates.

Balance:
Subordinate Group 2

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the first day of the related collection period, plus amounts on deposit in the prefunding account for such date related to loan group 2, less the sum of the Class Principal Balances of the Class 2-A-1, Class 2-A-2, Class 2-A-3, and Class 2-A-4 Certificates.

Balance:

Basis Risk Carry Forward

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the lesser of (x) the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap and (y) the Maximum Interest Rate) is the “Basis Risk Carry Forward Amount” on such Class of Certificates. The “Basis Risk Carry Forward Amount” will be distributed from certain amounts received by the Swap Administrator from the Swap Agreement, if any, on a senior basis and from the Monthly Excess Cashflow, if any, on a subordinated basis on the same Distribution Date or in any subsequent period. The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Amount:

Maximum Interest Rate:

For the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4 and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class B-3 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.
Principal and Interest

The servicers will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Advancing:
Accrued Certificate	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.
Interest:
Interest Carry Forward

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class) over (B) the amount actually distributed to such Class with respect to interest (including amounts attributable to Interest Carry Forward Amounts) on such prior Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

Amount:

Principal Remittance

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, (6) amounts withdrawn from the swap account (“Swap Account”) up to the amount required to maintain the required overcollateralization amount for such date, and (7) regarding the March 2006 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Amount:

Optimal Interest

For any distribution date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average mortgage rate less the weighted average servicing fee rate of the mortgage loans in the related loan group as of the first day of the related Collection Period divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Remittance Amount

Swap Agreement:

On the Closing Date, the Trustee will enter into a Swap Agreement (Notional Schedule displayed on page 12). Under the Swap Agreement, (i) the Trust will be obligated to pay to the Swap Provider an amount equal to approximately [4.85]% per annum (30/360 accrual) on the product of the notional amount and the factor for the related period (as set forth in the Swap Agreement) and (ii) the Trust will be entitled to receive from the Swap Provider an amount equal to one-month LIBOR (actual/360 accrual) on the product of the notional amount and the factor for the related period (as set forth in the Swap Agreement), until the Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”).

Generally, the Net Swap Payment will be deposited into a Swap Account by the Swap Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement. Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders.

Credit Enhancement:	1. Excess cashflow. 2. Net Swap Payments received from the Swap Provider (if any) 3. Overcollateralization. 4. Subordination (see table below).

	Approximate	Approximate	Approximate
	Expected	Expected Initial	Expected Final
	Initial Credit	Target Credit	Target Credit
Class	Enhancement*	Enhancement*	Enhancement**
A	[21.20%]	[21.20%]	[42.40%]
M-1	[17.60%]	[17.60%]	[35.20%]
M-2	[14.30%]	[14.30%]	[28.60%]
M-3	[12.05%]	[12.05%]	[24.10%]
M-4	[10.50%]	[10.50%]	[21.00%]
M-5	[ 8.90%]	[ 8.90%]	[17.80%]
M-6	[ 7.50%]	[ 7.50%]	[15.00%]
M-7	[ 6.20%]	[ 6.20%]	[12.40%]
M-8	[ 4.95%]	[ 4.95%]	[ 9.90%]
B-1	[ 4.00%]	[ 4.00%]	[ 8.00%]
B-2	[ 3.10%]	[ 3.10%]	[ 6.20%]
B-3	[ 2.30%]	[ 2.30%]	[ 4.60%]

* Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:             1.

Before the Stepdown Date, the required overcollateralization amount is [2.30%] of the Maximum Pool Balance.

2.

On and after the Stepdown Date, the required overcollateralization amount is [4.60%] of the outstanding pool balance (subject to a Trigger Event).

3.

The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x)

Percentage:

the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, and Class B-3 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Most Senior Enhancement

With respect to any Distribution Date and the any class of certificates, the percentage obtained by dividing Percentage: (x) the sum of (i) the aggregate Class Certificate Balance of those classes which are lower in priority and

(ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:

The earlier to occur of (1) the first Distribution Date following the Distribution Date on which the principal balance of the Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 are reduced to zero and

(2) the later to occur of (i) the Distribution Date in January 2009 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately [42.40%].

Trigger Event:

A Trigger Event will occur for any Distribution Date if either:

(i)

the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds the applicable percentage (as set forth below) of the Most Senior Enhancement Percentage for the most senior class of certificates then outstanding:

Class	Percentage
Class A Certificates	[38.33%]
Class M-1 Certificates	[46.16%]
Class M-2 Certificates	[56.82%]
Class M-3 Certificates	[67.43%]
Class M-4 Certificates	[77.38%]
Class M-5 Certificates	[91.29%]
Class M-6 Certificates	[108.33%]
Class M-7 Certificates	[131.05%]
Class M-8 Certificates	[164.14%]
Class B-1 Certificates	[203.13%]
Class B-2 Certificates	[262.10%]
Class B-3 Certificates	[353.26%]

or

(ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Cumulative Loss Percentage
January 2008 – December 2008	[1.25%]*
January 2009 – December 2009	[2.80%]*
January 2010 – December 2010	[4.35%]*
January 2011 – December 2011	[5.65%]*
January 2012 and thereafter	[6.30%]

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Delinquency Rate:

For any month will be, generally, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all mortgage loans 60 or more days delinquent (including all bankruptcies, foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the Aggregate Collateral Balance as of the close of business on the last day of such month.

Rolling Three Month

For any distribution date will be the fraction, expressed as a percentage, equal to the average of the

Delinquency Rate:

Delinquency Rates for each of the three (or one and two, in the case of the first and second distribution dates) immediately preceding months.

Registration:

The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.

Source for Calculation of

Telerate Page 3750.
One-Month LIBOR:

Group

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment

Allocation Amount:

Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement). For purposes of this definition, the Principal Remittance Amount will be calculated net of subclause (6) in the definition thereof.

Distributions to

I. 1.

From Group 2, to the Trustee, the trustee fee, if any;

Certificateholders:

2.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

3.

From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;

4.

From Group 1, to the Loss Mitigation Advisor, any loss mitigation advisor fee remaining unpaid from (2) above, if any;

5.

To the Swap Account, any Net Swap Payment or Swap Termination Payment (if the Swap Agreement default is attributable to the trust) owed to the Swap Provider

6.

Concurrently, to the Class A Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class 1-A-1 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to such classes from the Interest Remittance Amount of the loan group 2 loans and (b) interest amounts distributed to Class 2-A-1, Class 2-A-2, Class 2-A-3, and Class 2-A-4 Certificates are allocated from the Interest Remittance Amount of the loan group 2 loans prior to amounts being paid to such classes from the Interest Remittance Amount of loan group 1 loans;

7.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

8.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.

To the Class M-4 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.

To the Class M-5 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

To the Class M-6 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.

To the Class M-7 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

14.

To the Class M-8 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

15.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

16.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

17.

To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

18.

For application as part of monthly excess cash flow.

II.

Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:

1.

First from the Principal Remittance Amount derived from loan group 2, and then from the Principal Remittance Amount derived from loan group 1, to the Swap Account, any unpaid Swap Termination Payment owed to the Swap Provider (if the Swap Agreement default is attributable to the trust);

2.

From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x) the Class 1-A-1 Certificates, and then to (y) the Class 2-A-1, Class 2-A-2, Class 2-A-3, and Class 2-A-4 Certificates, in that order, until the respective Class Principal Balance of such classes has been reduced to zero; and

3.

From the Principal Remittance Amount derived from loan group 2, sequentially, first to (w) the Class R Certificates, second (x) on the distribution date in October 2011, to the Class P Certificates, until the Class Principal Balance of such class has been reduced to zero, and third (y) to the Class 2-A-1, Class 2-A-2, Class 2-A-3, and Class 2-A-4 Certificates, in that order, and then fourth (z) to the Class 1-A-1 Certificates, until the respective Class Principal Balance of such classes has been reduced to zero; and

4.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, and Class B-3 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and

5.

For application as part of monthly excess cash flow.

III.

On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.

First from the Principal Remittance Amount derived from loan group 2, and then from the Principal Remittance Amount derived from loan group 1, to the Swap Account, any unpaid Swap Termination Payment owed to the Swap Provider (if the Swap Agreement default is attributable to the trust);

2.

From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x) the Class 1-A-1 Certificates, and then to (y) the Class 2-A-1, Class 2-A-2, Class 2-A-3, and Class 2-A-

4

Certificates, in that order, the Group 1 Allocation Amount and the component of the Principal Remittance Amount representing payments under the Swap Agreement to cover Realized Losses on the group 1 mortgage loans, until the respective Class Principal Balances are reduced to zero; and

3.

From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x) the Class 2-A-1, the Class 2-A-2, Class 2-A-3, and the Class 2-A-4 Certificates, in that order, and then to (y) the Class 1-A-1 Certificates, the Group 2 Allocation Amount and the component of the Principal Remittance Amount representing payments under the Swap Agreement to cover Realized Losses on the group 2 mortgage loans, until the respective Class Principal Balances are reduced to zero;

4.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, and Class B-3 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

5.

For application as part of each month’s excess cash flow.

IV.

Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

(A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the required overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a)

(i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially, first to

(x) the Class 1-A-1 Certificates and then to (y) the Class 2-A-1, the Class 2-A-2, Class 2-A-3, and the Class 2-A-4 Certificates, in that order, the Group 1 Excess Interest Amount, until the respective Class Principal Balances have been reduced to zero; and

(ii) to the extent of the Monthly Excess Interest derived from loan group 2, sequentially, first to

(x) the Class 2-A-1, the Class 2-A-2, Class 2-A-3, and the Class 2-A-4 Certificates, in that order, and then to (y) the Class 1-A-1 Certificates, until the respective Class Principal Balances have been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(d) to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(e) to the Class M-4 Certificates, until the Class Principal Balance has been reduced to zero;

(f) to the Class M-5 Certificates, until the Class Principal Balance has been reduced to zero;

(g) to the Class M-6 Certificates, until the Class Principal Balance has been reduced to zero;

(h) to the Class M-7 Certificates, until the Class Principal Balance has been reduced to zero;

(i) to the Class M-8 Certificates, until the Class Principal Balance has been reduced to zero;

(j) to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(k) to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero;

(l) to the Class B-3 Certificates, until the Class Principal Balance has been reduced to zero;

(B)

On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

2.

To the Class M-1 Certificates, any unpaid realized loss amounts for such Class; **

3.

To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; **

4.

To the Class M-3 Certificates, any unpaid realized loss amounts for such Class; **

5.

To the Class M-4 Certificates, any unpaid realized loss amounts for such Class; **

6.

To the Class M-5 Certificates, any unpaid realized loss amounts for such Class; **

7.

To the Class M-6 Certificates, any unpaid realized loss amounts for such Class; **

8.

To the Class M-7 Certificates, any unpaid realized loss amounts for such Class; **

9.

To the Class M-8 Certificates, any unpaid realized loss amounts for such Class; **

10.

To the Class B-1 Certificates, any unpaid realized loss amounts for such Class; **

11.

To the Class B-2 Certificates, any unpaid realized loss amounts for such Class; **

12.

To the Class B-3 Certificates, any unpaid realized loss amounts for such Class; **

13.

To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;**

14.

To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

15.

To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

16.

To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

17.

To the Class M-4 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

18.

To the Class M-5 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

19.

To the Class M-6 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

20.

To the Class M-7 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

21.

To the Class M-8 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

22.

To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

23.

To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

24.

To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class; **

25.

To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

26.

To the Swap Account, any Swap Termination Payment (if the Swap Agreement default is attributable to the Swap Provider) owed to the Swap Provider

27.

To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

28.

To the Class R Certificates, any remaining amount.

** Distributions pursuant to line items 2 through 24 in the excess cashflow waterfall (above) on any distribution date will be made after giving effect to withdrawals from the Swap Account to pay unpaid realized loss amounts and Basis Risk Carry Forward Amounts to the Certificates on such date. Refer to page 13 for priorities of the payments from the Swap Account.

Swap Agreement

Shown below is the Swap Agreement notional amount schedule, which generally has been derived by adding (i) for the fixed rate loans, a notional amount corresponding to 1/100th of the collateral balance at 1.35x the pricing speed and (ii) for the adjustable rate loans (a) during the respective fixed rate period, and extending twelve months beyond, a notional amount corresponding to 1/100th of the collateral balance at 1.35x the pricing speed and (b) thereafter during the respective adjustable rate period, zero.

	Notional			Notional
Period	Amount	Factor	Period	Amount	Factor
1		-	31	1,874,100	100.00000
2	7,874,100	100.00000	32	1,716,200	100.00000
3	7,730,300	100.00000	33	1,565,100	100.00000
4	7,561,800	100.00000	34	1,474,700	100.00000
5	7,380,700	100.00000	35	530,200	100.00000
6	7,183,400	100.00000	36	508,200	100.00000
7	6,971,100	100.00000	37	489,200	100.00000
8	6,743,700	100.00000	38	471,600	100.00000
9	6,502,400	100.00000	39	454,600	100.00000
10	6,247,100	100.00000	40	438,300	100.00000
11	5,981,800	100.00000	41	422,500	100.00000
12	5,734,000	100.00000	42	407,400	100.00000
13	5,496,500	100.00000	43	392,800	100.00000
14	5,268,800	100.00000	44	375,100	100.00000
15	5,050,700	100.00000	45	361,600	100.00000
16	4,841,500	100.00000	46	346,200	100.00000
17	4,640,400	100.00000	47	310,000	100.00000
18	4,447,700	100.00000	48	298,300	100.00000
19	4,249,200	100.00000	49	288,200	100.00000
20	4,046,900	100.00000	50	278,500	100.00000
21	3,852,100	100.00000	51	269,200	100.00000
22	3,489,400	100.00000	52	260,100	100.00000
23	3,161,200	100.00000	53	251,400	100.00000
24	2,874,400	100.00000	54	243,000	100.00000
25	2,622,900	100.00000	55	234,800	100.00000
26	2,398,600	100.00000	56	227,000	100.00000
27	2,282,100	100.00000	57	218,800	100.00000
28	2,173,400	100.00000	58	211,500	100.00000
29	2,068,700	100.00000	59	192,100	100.00000
30	1,967,300	100.00000	60	183,200	100.00000

Under the Swap Agreement, the Trust shall be obligated to pay to the Swap Provider an amount equal to approximately [4.85%] (per annum) (30/360 accrual) on the product of (i) the Swap Agreement notional amount for the related period and (ii) 100.0000 and the trust will be entitled to receive from the Swap Provider an amount equal to One-Month LIBOR (as determined pursuant to the Swap Agreement) on the product of (i) the Swap Agreement notional amount for the related period and (ii) 100.0000, accrued (on an actual/360 basis) during each Swap Agreement accrual period until the Swap Agreement is retired. Only the Net Swap Payment of the two obligations above will be paid by the appropriate party.

Swap Payments:

Funds payable under the Swap Agreement (i.e., Net Swap Payment from either the trust or the Swap Provider) will be deposited into a reserve account (the “Swap Account”).

Funds in the Swap Account which are payable to the Swap Provider will be distributed from any available funds prior to distributions on the Certificates (as described herein under “Distributions to Certificateholders” (page 8)) on each Distribution Date in the following order of priority:

1

To the Swap Provider, any Net Swap Payment owed for such Distribution Date; and

2

To the Swap Provider, any Swap Termination Payment not due to a Swap Provider Trigger Event.

Funds in the Swap Account that are payable to the trust will be distributed on each Distribution Date in the following order of priority:

1

To pay the Class A Certificates Accrued Certificate Interest and any Interest Carry Forward Amounts, to the extent unpaid from the Interest Remittance Amount;

2

To pay the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, and Class B-3 Certificates, in that order, Accrued Certificate Interest and any Interest Carry Forward Amounts, to the extent unpaid from the Interest Remittance Amount;

3

To the Principal Remittance Amount, up to the amount required to maintain the required overcollateralization amount for such date;

4

To pay the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, and Class B-3 Certificates, in that order, any unpaid realized loss amounts, with interest therein at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of such amounts as described hereunder under Section IV (page 9) on such Distribution Date;

5

To pay, first to the Class A on a pro rata basis, and second, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, and Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Distribution Date, prior to giving effect to amounts available to be paid in respect of such amounts as described hereunder under Section IV (page 9) on such Distribution Date;

6

To the Class X Certificates.

On any Distribution Date, amounts distributed pursuant to paragraph 3 above will be limited to Realized Losses on the mortgage loans incurred during the related or prior Collection Periods with respect to which amounts were not previously distributed from the Swap Account described herein.

If the Swap Provider's ratings fall below:

Swap Provider

Downgrade Provisions:

•  a short-term credit rating of “A-1” by Standard & Poor's; or

•  a short-term credit rating of “P-1” or long-term credit rating of “A1” by Moody's;

The Swap Provider is required, at it’s cost, to perform, in a manner satisfactory to the Rating Agencies, in order to confirm that the ratings on the Certificates will be the same as the ratings in effect prior to such downgrade of the Swap Provider, one or more actions, including, but not limited to:

•  furnishing a guarantee from a guarantor rated greater than or equal to “A+” by Standard & Poor's, “Aa3” by Moody's and “A” by Fitch;

•  post collateral according to the terms of the Swap Agreement; or

•  replacing the Swap Provider with a party that has a rating greater than or equal to ‘A+” by Standard & Poor's and “A1”, “P-1” by Moody's and “F-1” by Fitch.

Replacement of a Swap

Agreement following

Termination:

If the credit ratings of the Swap Provider are downgraded to a rating level below “BBB-“ by Standard & Poor’s, “A3” or “P-2” by Moody’s or “BBB+” or “F-2" by Fitch, then the Swap Provider must, in a manner satisfactory to the Rating Agencies in order to confirm that the ratings on the Certificates will be the same as the ratings in effect prior to such downgrade, seek to replace itself with a substitute Provider, but only on the conditions specified in the Pooling and Servicing Agreement.

Select Portfolio

Servicing, Inc. (SPS):

Select Portfolio Servicing, Inc. changed its name from Fairbanks Capital Corp. on June 30, 2004. SPS maintains an “Average” rating with a “Positive” outlook with Standard and Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc. and an “SQ3” rating with Moody’s Investors Service. Fitch Ratings has given SPS the following residential primary servicer ratings: “RPS2-” for subprime, home equity and Alt A products and “RSS2-” for special servicing.

On May 18, 2004, the United States District Court for the District of Massachusetts entered its final approval of the settlement of approximately 40 putative class action cases and made permanent its December 10, 2003 injunction that had the effect of staying all litigation against SPS relating to the claims addressed by the settlement agreement. The injunction excludes counterclaims and defenses that might arise out of foreclosure proceedings that SPS initiates and individuals who excluded themselves from the settlement to pursue individual claims for relief. The settlement contemplates that plaintiff’s redress would come, in part, from the redress fund established in connection with SPS’ settlement with the Federal Trade Commission (“FTC”) and the U.S. Department of Housing and Urban Development (“HUD”) described herein.

On May 5, 2004, a West Virginia state court entered an order approving a settlement between SPS and plaintiffs in a putative class action in which plaintiffs alleged that certain of SPS’s fees violated provisions of the West Virginia Code and sought an injunction, declaratory relief, actual damages, civil penalties, punitive damages, attorneys’ fees, and other relief from SPS. Under the settlement, SPS may resume its previously enjoined foreclosure activities in West Virginia, subject to compliance with applicable law. The settlement requires the approximately 300 West Virginia loans that were in one of two specific categories (i.e., real estate owned or foreclosure) as of January 7, 2003 to be reviewed by a three-person panel, including a representative of SPS, to resolve any customer disputes that may exist regarding charges assessed by SPS on such customers’ accounts and/or SPS’s right to foreclose. As part of the settlement the parties disagreed on certain fundamental issues of foreclosure law and reserved the right to submit these questions to the West Virginia Supreme Court.

On May 13, 2004, the West Virginia Supreme Court accepted a petition to certify questions under West Virginia law regarding the alleged existence of (i) an obligation of lenders to consider alternative remedies to cure a default prior to pursuing non-judicial foreclosure, and (ii) an obligation of foreclosure trustees to

(x) review account records to ascertain the actual amount due prior to foreclosure, and (y) consider objections to foreclosure raised by homeowners. A hearing was held in late 2004 and the West Virginia Supreme Court ruled in favor of SPS on these questions, finding that no such obligations exist under West Virginia law. This ruling clarifies such questions for the real estate lending industry in West Virginia.

On November 12, 2003, SPS announced that it had entered into a final settlement agreement with the FTC and HUD to resolve issues raised during their review of SPS’s servicing practices. As part of the settlement, SPS agreed to pay to the FTC the amount of $40 million for the creation of a redress fund for the benefit of consumers allegedly harmed by SPS and to implement certain practices on a prospective basis.

SPS has recently entered into consent agreements with regulatory agencies in Florida, Massachusetts, Michigan, Colorado, California, West Virginia, Kansas and Illinois, which provide for provisions similar to some of those contained in the consent order entered into with the FTC and HUD. While not admitting any liability in any of those agreements, SPS agreed to refund certain amounts to Florida, Massachusetts, California, West Virginia, Kansas and Michigan consumers identified by regulators in those states.

During 2003 and 2004 SPS experienced an increased level of scrutiny from various state regulatory agencies and a few states conducted or commenced formal investigations. At present, SPS has concluded all material state regulatory actions in a satisfactory manner and has procedures and controls in place to monitor compliance with the resulting state settlements and consent orders. As a licensed servicer, SPS is examined for compliance with state and local laws by numerous state agencies. No assurance can be given that SPS’s regulators will not inquire into its practices, policies or procedures in the future. It is possible that any of SPS’s regulators will order SPS to change or revise its practices, policies or procedures in the future. Any such change or revisions may have a material impact on the future income from SPS’s operations.

The occurrence of one or more of the foregoing events or a determination by any court or regulatory agency that SPS’s policies and procedures do not comply with applicable law could lead to further downgrades by one or more rating agencies, a transfer of SPS’s servicing responsibilities, increased delinquencies on the mortgage loans serviced by SPS, delays in distributions on the offered certificates, losses on the offered certificates, or any combination of these events. In addition, such developments could result in SPS’s insolvency or bankruptcy, and there can be no assurance, in the event of a bankruptcy proceeding, that SPS could reorganize successfully in bankruptcy.

On October 4, 2005, Credit Suisse First Boston (USA), Inc., an affiliate of DLJ Mortgage Capital, acquired all of the outstanding stock of SPS’s parent from the prior shareholders.

BOND SUMMARY

To Call

Class 1-A-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	4.1	2.8	2.0	1.4	1.2	1.0
First Pay (Month/Year)	Jan06	Jan06	Jan06	Jan06	Jan06	Jan06
Last Pay (Month/Year)	Mar18	Jan14	Nov11	Dec08	Apr08	Nov07

Class 2-A-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	1.7	1.2	1.0	0.8	0.7	0.6
First Pay (Month/Year)	Jan06	Jan06	Jan06	Jan06	Jan06	Jan06
Last Pay (Month/Year)	Apr09	Mar08	Oct07	Jul07	Apr07	Feb07

Class 2-A-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	4.2	2.7	2.0	1.7	1.5	1.3
First Pay (Month/Year)	Apr09	Mar08	Oct07	Jul07	Apr07	Feb07
Last Pay (Month/Year)	Jun11	Jul09	Mar08	Nov07	Sep07	Jun07

Class 2-A-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.7	5.1	3.0	2.1	1.8	1.7
First Pay (Month/Year)	Jun11	Jul09	Mar08	Nov07	Sep07	Jun07
Last Pay (Month/Year)	Nov16	Mar13	Mar11	Jun08	Dec07	Oct07

Class 2-A-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	12.1	8.0	5.8	2.7	2.1	1.8
First Pay (Month/Year)	Nov16	Mar13	Mar11	Jun08	Dec07	Oct07
Last Pay (Month/Year)	Mar18	Jan14	Nov11	Dec08	Apr08	Nov07

Class M-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.4	4.7	4.4	3.2	2.1
First Pay (Month/Year)	Oct09	Apr09	Dec09	Dec08	Apr08	Nov07
Last Pay (Month/Year)	Mar18	Jan14	Nov11	Jun10	Jun09	May08

Class M-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.4	4.5	4.5	3.5	2.4
First Pay (Month/Year)	Oct09	Mar09	Sep09	Jun10	Jun09	May08
Last Pay (Month/Year)	Mar18	Jan14	Nov11	Jun10	Jun09	May08

Class M-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.4	4.4	4.4	3.4	2.4
First Pay (Month/Year)	Oct09	Mar09	Jul09	Feb10	Apr09	May08
Last Pay (Month/Year)	Mar18	Jan14	Nov11	Jun10	Jun09	May08

Class M-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.3	4.3	4.1	3.3	2.4
First Pay (Month/Year)	Oct09	Feb09	Jun09	Nov09	Jan09	May08
Last Pay (Month/Year)	Mar18	Jan14	Nov11	Jun10	Jun09	May08

Class M-5	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.3	4.2	4.0	3.1	2.3
First Pay (Month/Year)	Oct09	Feb09	May09	Sep09	Nov08	Feb08
Last Pay (Month/Year)	Mar18	Jan14	Nov11	Jun10	Jun09	May08

Class M-6	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.3	4.2	3.8	3.0	2.2
First Pay (Month/Year)	Oct09	Feb09	Apr09	Jul09	Oct08	Jan08
Last Pay (Month/Year)	Mar18	Jan14	Nov11	Jun10	Jun09	May08

Class M-7	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.3	4.2	3.7	2.9	2.1
First Pay (Month/Year)	Oct09	Jan09	Mar09	May09	Sep08	Jan08
Last Pay (Month/Year)	Mar18	Jan14	Nov11	Jun10	Jun09	May08

Class M-8	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.3	4.2	3.7	2.9	2.1
First Pay (Month/Year)	Oct09	Jan09	Mar09	Apr09	Aug08	Jan08
Last Pay (Month/Year)	Mar18	Jan14	Nov11	Jun10	Jun09	May08

Class B-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.3	4.1	3.6	2.8	2.1
First Pay (Month/Year)	Oct09	Jan09	Feb09	Mar09	Jul08	Dec07
Last Pay (Month/Year)	Mar18	Jan14	Nov11	Jun10	Jun09	May08

Class B-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.3	4.1	3.6	2.8	2.1
First Pay (Month/Year)	Oct09	Jan09	Feb09	Mar09	Jun08	Dec07
Last Pay (Month/Year)	Mar18	Jan14	Nov11	Jun10	Jun09	May08

Class B-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.3	4.1	3.5	2.7	2.1
First Pay (Month/Year)	Oct09	Jan09	Jan09	Feb09	Jun08	Dec07
Last Pay (Month/Year)	Mar18	Jan14	Nov11	Jun10	Jun09	May08

To Maturity

Class 1-A-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	4.5	3.0	2.2	1.4	1.2	1.0
First Pay (Month/Year)	Jan06	Jan06	Jan06	Jan06	Jan06	Jan06
Last Pay (Month/Year)	Jan31	Apr24	Oct19	Dec08	Apr08	Nov07
Class 2-A-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	1.7	1.2	1.0	0.8	0.7	0.6
First Pay (Month/Year)	Jan06	Jan06	Jan06	Jan06	Jan06	Jan06
Last Pay (Month/Year)	Apr09	Mar08	Oct07	Jul07	Apr07	Feb07
Class 2-A-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	4.2	2.7	2.0	1.7	1.5	1.3
First Pay (Month/Year)	Apr09	Mar08	Oct07	Jul07	Apr07	Feb07
Last Pay (Month/Year)	Jun11	Jul09	Mar08	Nov07	Sep07	Jun07
Class 2-A-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.7	5.1	3.0	2.1	1.8	1.7
First Pay (Month/Year)	Jun11	Jul09	Mar08	Nov07	Sep07	Jun07
Last Pay (Month/Year)	Nov16	Mar13	Mar11	Jun08	Dec07	Oct07
Class 2-A-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	15.4	10.4	7.6	2.7	2.1	1.8
First Pay (Month/Year)	Nov16	Mar13	Mar11	Jun08	Dec07	Oct07
Last Pay (Month/Year)	Dec30	Feb24	Sep19	Dec08	Apr08	Nov07
Class M-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.8	6.0	5.2	7.3	5.3	3.2
First Pay (Month/Year)	Oct09	Apr09	Dec09	Dec08	Apr08	Nov07
Last Pay (Month/Year)	Dec27	Apr21	Jun17	Sep16	Jul14	Nov12
Class M-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.8	6.0	4.9	5.3	4.3	3.7
First Pay (Month/Year)	Oct09	Mar09	Sep09	Jul10	Sep09	Jan09
Last Pay (Month/Year)	Mar27	Oct20	Dec16	Jun14	Aug12	Mar11
Class M-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.8	5.9	4.8	4.7	3.7	2.9
First Pay (Month/Year)	Oct09	Mar09	Jul09	Feb10	Apr09	Jul08
Last Pay (Month/Year)	Apr26	Mar20	May16	Dec13	Apr12	Nov10
Class M-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.8	5.9	4.7	4.4	3.5	2.7
First Pay (Month/Year)	Oct09	Feb09	Jun09	Nov09	Jan09	May08
Last Pay (Month/Year)	Jul25	Jul19	Dec15	Aug13	Dec11	Aug10
Class M-5	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.7	5.9	4.6	4.2	3.3	2.5
First Pay (Month/Year)	Oct09	Feb09	May09	Sep09	Nov08	Feb08
Last Pay (Month/Year)	Dec24	Feb19	Jul15	Apr13	Sep11	May10
Class M-6	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.7	5.8	4.6	4.1	3.2	2.4
First Pay (Month/Year)	Oct09	Feb09	Apr09	Jul09	Oct08	Jan08
Last Pay (Month/Year)	Mar24	Jul18	Feb15	Dec12	Jun11	Feb10

Class M-7	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.6	5.8	4.5	4.0	3.1	2.3
First Pay (Month/Year)	Oct09	Jan09	Mar09	May09	Sep08	Jan08
Last Pay (Month/Year)	May23	Nov17	Sep14	Aug12	Mar11	Nov09
Class M-8	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.6	5.7	4.4	3.9	3.0	2.3
First Pay (Month/Year)	Oct09	Jan09	Mar09	Apr09	Aug08	Jan08
Last Pay (Month/Year)	Jul22	Mar17	Mar14	Mar12	Nov10	Aug09
Class B-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.5	5.6	4.4	3.8	2.9	2.2
First Pay (Month/Year)	Oct09	Jan09	Feb09	Mar09	Jul08	Dec07
Last Pay (Month/Year)	Jun21	Jun16	Aug13	Oct11	Jun10	Apr09
Class B-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.3	5.5	4.3	3.7	2.9	2.2
First Pay (Month/Year)	Oct09	Jan09	Feb09	Mar09	Jun08	Dec07
Last Pay (Month/Year)	Jul20	Sep15	Jan13	May11	Feb10	Jan09
Class B-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.1	5.4	4.1	3.6	2.8	2.1
First Pay (Month/Year)	Oct09	Jan09	Jan09	Feb09	Jun08	Dec07
Last Pay (Month/Year)	Apr19	Oct14	May12	Nov10	Oct09	Sep08

Effective Collateral Net WAC – Class 1-A-1

Spot LIBOR

	Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)
1	9.28%	26	8.40%	51	9.61%
2	6.29%	27	8.78%	52	8.75%
3	6.50%	28	8.44%	53	9.01%
4	6.30%	29	8.78%	54	8.74%
5	6.37%	30	8.59%	55	9.00%
6	6.30%	31	8.78%	56	8.73%
7	6.37%	32	8.59%	57	8.73%
8	6.31%	33	8.60%	58	8.99%
9	6.31%	34	8.83%	59	8.78%
10	6.40%	35	8.81%	60	9.08%
11	6.33%	36	9.07%	61	8.85%
12	6.41%	37	8.80%	62	8.85%
13	6.34%	38	8.80%	63	9.79%
14	6.34%	39	9.64%	64	8.84%
15	6.61%	40	8.79%	65	9.13%
16	6.35%	41	9.06%	66	8.83%
17	6.44%	42	8.79%	67	9.11%
18	6.36%	43	9.05%	68	8.81%
19	6.46%	44	8.78%	69	8.81%
20	6.37%	45	8.78%	70	9.10%
21	6.38%	46	9.04%	71	8.80%
22	6.55%	47	8.77%
23	8.42%	48	9.04%
24	8.59%	49	8.76%
25	8.41%	50	8.76%

Stressed LIBOR

	Net		Net		Net
Period	WAC (2)	Period	WAC (2)	Period	WAC (2)
1	9.28%	26	11.42%	51	12.33%
2	11.65%	27	12.19%	52	11.13%
3	12.90%	28	11.40%	53	11.48%
4	11.65%	29	11.77%	54	11.10%
5	12.03%	30	11.38%	55	11.46%
6	11.64%	31	11.74%	56	11.08%
7	12.03%	32	11.36%	57	11.06%
8	11.64%	33	11.34%	58	11.42%
9	11.63%	34	11.71%	59	11.04%
10	12.02%	35	11.32%	60	11.39%
11	11.63%	36	11.69%	61	11.01%
12	12.01%	37	11.30%	62	11.00%
13	11.62%	38	11.29%	63	12.16%
14	11.61%	39	12.49%	64	10.97%
15	12.85%	40	11.27%	65	11.33%
16	11.60%	41	11.63%	66	10.95%
17	11.98%	42	11.24%	67	11.30%
18	11.59%	43	11.61%	68	10.92%
19	11.97%	44	11.22%	69	10.91%
20	11.58%	45	11.21%	70	11.26%
21	11.57%	46	11.57%	71	10.88%
22	11.93%	47	11.19%
23	11.51%	48	11.55%
24	11.86%	49	11.16%
25	11.45%	50	11.15%

(1)

Achieved assuming each adjustable rate Mortgage Loan index equals 4.70% and one-month LIBOR is 4.40%; run at the Pricing Scenario (to call).  Net WAC indicates the weighted-average net interest rate of the Group 1 Mortgage Loans, adjusted to include Group 1 net payments from the Swap Agreement. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

(2)

Achieved assuming each adjustable rate Mortgage Loan index and one-month LIBOR increase to 20.00% in period 2; run at the Pricing Scenario. Net WAC indicates the lesser of the weighted-average net interest rate of the Group 1 Mortgage Loans, adjusted to include net payments to Group 1 under the Swap Agreement, and the weighted-average maximum rate on the Group 1 mortgage loans. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

Effective Collateral Net WAC – Class 2-A-1, Class 2-A-2, Class 2-A-3, and Class 2-A-4

Spot LIBOR

	Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)
1	9.24%	26	8.33%	51	9.63%
2	6.27%	27	8.70%	52	8.77%
3	6.47%	28	8.40%	53	9.03%
4	6.27%	29	8.79%	54	8.76%
5	6.34%	30	8.59%	55	9.02%
6	6.28%	31	8.79%	56	8.75%
7	6.35%	32	8.60%	57	8.75%
8	6.28%	33	8.60%	58	9.01%
9	6.29%	34	8.82%	59	8.86%
10	6.37%	35	8.81%	60	9.14%
11	6.30%	36	9.07%	61	8.91%
12	6.38%	37	8.81%	62	8.90%
13	6.31%	38	8.80%	63	9.85%
14	6.31%	39	9.65%	64	8.89%
15	6.59%	40	8.79%	65	9.19%
16	6.33%	41	9.07%	66	8.88%
17	6.42%	42	8.81%	67	9.17%
18	6.33%	43	9.07%	68	8.87%
19	6.43%	44	8.80%	69	8.87%
20	6.34%	45	8.80%	70	9.16%
21	6.35%	46	9.06%	71	8.86%
22	6.66%	47	8.79%
23	8.33%	48	9.06%
24	8.51%	49	8.78%
25	8.33%	50	8.78%

Stressed LIBOR

	Net		Net		Net
Period	WAC (2)	Period	WAC (2)	Period	WAC (2)
1	9.24%	26	11.43%	51	12.36%
2	11.65%	27	12.21%	52	11.15%
3	12.90%	28	11.41%	53	11.51%
4	11.65%	29	11.78%	54	11.13%
5	12.04%	30	11.39%	55	11.49%
6	11.65%	31	11.76%	56	11.11%
7	12.03%	32	11.37%	57	11.09%
8	11.64%	33	11.36%	58	11.45%
9	11.64%	34	11.73%	59	11.07%
10	12.02%	35	11.34%	60	11.43%
11	11.63%	36	11.71%	61	11.04%
12	12.01%	37	11.32%	62	11.03%
13	11.62%	38	11.31%	63	12.19%
14	11.62%	39	12.51%	64	11.00%
15	12.86%	40	11.29%	65	11.36%
16	11.61%	41	11.65%	66	10.98%
17	11.99%	42	11.27%	67	11.33%
18	11.60%	43	11.63%	68	10.96%
19	11.98%	44	11.24%	69	10.94%
20	11.59%	45	11.23%	70	11.29%
21	11.58%	46	11.60%	71	10.92%
22	11.94%	47	11.21%
23	11.52%	48	11.57%
24	11.88%	49	11.19%
25	11.46%	50	11.18%

(1)

Achieved assuming each adjustable rate Mortgage Loan index equals 4.70% and one-month LIBOR is 4.40%; run at the Pricing Scenario (to call). Net WAC indicates the weighted-average net interest rate of the Group 2 Mortgage Loans, adjusted to include Group 2 net payments from the Swap Agreement. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

(2)

Achieved assuming each adjustable rate Mortgage Loan index and one-month LIBOR increase to 20.00% in period 2; run at the Pricing Scenario. Net WAC indicates the lesser of the weighted-average net interest rate of the Group 2 Mortgage Loans, adjusted to include net payments to Group 2 under the Swap Agreement, and the weighted-average maximum rate on the Group 2 mortgage loans. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

Effective Collateral Net WAC – Mezzanine & Subordinate Classes

Spot LIBOR

	Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)
1	9.26%	26	8.36%	51	9.62%
2	6.28%	27	8.74%	52	8.76%
3	6.48%	28	8.42%	53	9.02%
4	6.28%	29	8.78%	54	8.75%
5	6.35%	30	8.59%	55	9.02%
6	6.29%	31	8.79%	56	8.74%
7	6.36%	32	8.60%	57	8.74%
8	6.29%	33	8.60%	58	9.00%
9	6.30%	34	8.82%	59	8.83%
10	6.38%	35	8.81%	60	9.12%
11	6.31%	36	9.07%	61	8.89%
12	6.39%	37	8.80%	62	8.88%
13	6.32%	38	8.80%	63	9.83%
14	6.32%	39	9.65%	64	8.87%
15	6.60%	40	8.79%	65	9.16%
16	6.34%	41	9.07%	66	8.86%
17	6.43%	42	8.80%	67	9.15%
18	6.34%	43	9.06%	68	8.85%
19	6.44%	44	8.79%	69	8.84%
20	6.36%	45	8.79%	70	9.13%
21	6.36%	46	9.05%	71	8.83%
22	6.62%	47	8.78%
23	8.37%	48	9.05%
24	8.54%	49	8.78%
25	8.36%	50	8.77%

Stressed LIBOR

	Net		Net		Net
Period	WAC (2)	Period	WAC (2)	Period	WAC (2)
1	9.26%	26	11.43%	51	12.35%
2	11.65%	27	12.20%	52	11.14%
3	12.90%	28	11.41%	53	11.50%
4	11.65%	29	11.78%	54	11.12%
5	12.04%	30	11.39%	55	11.48%
6	11.65%	31	11.76%	56	11.09%
7	12.03%	32	11.37%	57	11.08%
8	11.64%	33	11.36%	58	11.44%
9	11.64%	34	11.72%	59	11.06%
10	12.02%	35	11.33%	60	11.41%
11	11.63%	36	11.70%	61	11.03%
12	12.01%	37	11.31%	62	11.01%
13	11.62%	38	11.30%	63	12.18%
14	11.61%	39	12.50%	64	10.99%
15	12.85%	40	11.28%	65	11.35%
16	11.60%	41	11.64%	66	10.97%
17	11.99%	42	11.26%	67	11.32%
18	11.60%	43	11.62%	68	10.94%
19	11.98%	44	11.23%	69	10.93%
20	11.59%	45	11.22%	70	11.28%
21	11.58%	46	11.59%	71	10.90%
22	11.93%	47	11.20%
23	11.52%	48	11.56%
24	11.87%	49	11.18%
25	11.46%	50	11.17%

(1)

Achieved assuming each adjustable rate Mortgage Loan index equals 4.70% and one-month LIBOR is 4.40%; run at the Pricing Scenario (to call). Net WAC indicates the weighted-average net interest rate of the Mortgage Loans, adjusted to include net payments from the Swap Agreement. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

(2)

Achieved assuming each adjustable rate Mortgage Loan index and one-month LIBOR increase to 20.00% in period 2; run at the Pricing Scenario. Net WAC indicates the lesser of the weighted-average net interest rate of the Mortgage Loans, adjusted to include net payments under the Swap Agreement, and the weighted-average maximum rate on the mortgage loans. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

	Forward Libor		Static Libor
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	29.80%	20.54%	29.90%	20.58%
Class M-2	23.62%	17.62%	23.76%	17.69%
Class M-3	19.88%	15.61%	20.05%	15.71%
Class M-4	17.49%	14.22%	17.68%	14.33%
Class M-5	15.18%	12.77%	15.38%	12.90%
Class M-6	13.23%	11.47%	13.43%	11.61%
Class M-7	11.42%	10.20%	11.64%	10.35%
Class M-8	9.76%	8.96%	9.98%	9.12%
Class B-1	8.57%	8.03%	8.80%	8.21%
Class B-2	7.54%	7.19%	7.76%	7.37%
Class B-3	6.93%	6.68%	7.08%	6.80%

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date. Approximately 29.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,687
Total Outstanding Loan Balance	$775,241,618*	Min	Max
Average Loan Current Balance	$165,403	$6,156	$937,384
Weighted Average Original LTV	80.1%**
Weighted Average Coupon	7.31%	4.89%	14.19%
Arm Weighted Average Coupon	7.18%
Fixed Weighted Average Coupon	8.13%
Weighted Average Margin	5.56%	2.13%	9.00%
Weighted Average FICO (Non-Zero)	621
Weighted Average Age (Months)	2
% First Liens	96.5%
% Second Liens	3.5%
% Arms	86.4%
% Fixed	13.6%
% of Loans with Mortgage Insurance	0.0%

* Total collateral will be approximately [$800,000,100]

** Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.89 -5.00	4	1,150,397	0.1	4.95	67.8	654
5.01 -5.50	48	13,463,924	1.7	5.38	72.8	674
5.51 -6.00	265	72,744,644	9.4	5.84	75.0	653
6.01 -6.50	501	123,151,695	15.9	6.34	77.2	641
6.51 -7.00	818	177,811,573	22.9	6.82	79.8	632
7.01 -7.50	692	129,050,995	16.6	7.30	80.5	619
7.51 -8.00	661	106,141,494	13.7	7.79	83.0	607
8.01 -8.50	342	51,237,611	6.6	8.29	81.6	588
8.51 -9.00	282	34,532,061	4.5	8.77	80.8	572
9.01 -9.50	158	18,068,280	2.3	9.27	79.3	563
9.51 -10.00	243	16,877,360	2.2	9.80	85.1	600
10.01 -10.50	158	9,819,908	1.3	10.31	88.8	587
10.51 -11.00	164	7,671,937	1.0	10.78	91.3	604
11.01 -11.50	153	5,863,278	0.8	11.30	95.4	600
11.51 -12.00	172	6,307,077	0.8	11.79	96.2	587
12.01 -12.50	17	999,037	0.1	12.20	76.9	567
12.51 -13.00	6	246,986	0.0	12.79	72.1	589
13.01 -14.19	3	103,360	0.0	13.83	64.1	574
Total:	4,687	775,241,618	100.0	7.31	80.1	621

* Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
475 -475	1	39,962	0.0	9.10	67.0	475
476 -500	11	1,108,291	0.1	9.69	72.1	495
501 -525	199	26,361,858	3.4	8.87	70.9	515
526 -550	316	46,409,632	6.0	8.34	73.4	539
551 -575	512	80,758,560	10.4	7.57	76.8	565
576 -600	826	116,767,840	15.1	7.55	79.9	588
601 -625	913	151,072,340	19.5	7.31	82.2	613
626 -650	816	143,338,801	18.5	7.06	81.2	638
651 -675	558	100,373,432	12.9	6.94	82.8	662
676 -700	243	50,786,490	6.6	6.70	81.7	686
701 -725	131	24,793,584	3.2	6.77	80.9	711
726 -750	89	17,982,531	2.3	6.71	80.8	736
751 -775	43	9,517,652	1.2	6.57	80.6	760
776 -800	24	5,197,624	0.7	6.40	76.0	787
801 -813	5	733,021	0.1	6.38	84.1	805
Total:	4,687	775,241,618	100.0	7.31	80.1	621
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
6,156 -50,000	703	21,698,972	2.8	10.31	90.5	615
50,001 -100,000	1,026	76,631,795	9.9	8.38	81.8	607
100,001 -150,000	944	116,747,485	15.1	7.61	79.3	611
150,001 -200,000	641	112,188,633	14.5	7.22	78.4	612
200,001 -250,000	424	94,749,954	12.2	7.07	79.1	618
250,001 -300,000	298	81,446,717	10.5	6.94	79.3	622
300,001 -350,000	207	66,834,741	8.6	7.05	80.0	625
350,001 -400,000	143	53,725,950	6.9	7.03	80.3	631
400,001 -450,000	101	42,729,778	5.5	6.75	81.7	645
450,001 -500,000	86	41,062,584	5.3	6.83	80.2	635
500,001 -550,000	48	25,188,850	3.2	6.82	82.2	629
550,001 -600,000	25	14,505,933	1.9	6.45	79.7	644
600,001 -650,000	21	13,110,383	1.7	6.70	80.9	647
650,001 -700,000	8	5,410,283	0.7	6.38	81.8	654
700,001 -750,000	8	5,784,713	0.7	6.74	75.2	650
750,001 -800,000	1	792,000	0.1	6.75	80.0	707
800,001 -850,000	1	810,000	0.1	5.88	67.5	633
850,001 -900,000	1	885,462	0.1	7.38	63.4	648
900,001 -937,384	1	937,384	0.1	6.50	75.0	711
Total:	4,687	775,241,618	100.0	7.31	80.1	621
*	Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
17.49 -50.00	150	19,162,118	2.5	7.04	42.1	594
50.01 -55.00	69	11,862,976	1.5	6.92	52.7	609
55.01 -60.00	87	15,921,044	2.1	6.95	58.2	603
60.01 -65.00	170	30,264,468	3.9	7.17	63.1	595
65.01 -70.00	305	51,172,339	6.6	7.12	68.8	600
70.01 -75.00	347	66,650,276	8.6	7.07	74.1	608
75.01 -80.00	1,467	289,578,613	37.4	7.05	79.7	632
80.01 -85.00	407	77,810,426	10.0	7.42	84.5	605
85.01 -90.00	689	132,658,339	17.1	7.35	89.6	623
90.01 -95.00	247	34,100,383	4.4	7.68	94.7	647
95.01 -100.00	749	46,060,636	5.9	9.40	99.9	639
Total:	4,687	775,241,618	100.0	7.31	80.1	621
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,680	208,572,988	26.9	7.93	81.6	617
0.50	5	968,518	0.1	7.38	82.8	601
1.00	133	34,916,565	4.5	7.01	77.8	637
2.00	2,215	417,180,380	53.8	7.10	80.3	618
3.00	650	113,252,182	14.6	7.03	77.4	637
5.00	4	350,986	0.0	10.38	76.4	563
Total:	4,687	775,241,618	100.0	7.31	80.1	621
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	3,731	569,066,859	73.4	7.29	80.8	617
Reduced	368	75,507,312	9.7	7.19	80.2	636
No Income/ No Asset	6	1,036,421	0.1	7.76	69.0	680
Stated Income / Stated Assets	582	129,631,027	16.7	7.48	77.2	630
Total:	4,687	775,241,618	100.0	7.31	80.1	621
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	4,434	736,449,379	95.0	7.30	80.2	620
Second Home	15	2,445,108	0.3	7.19	81.4	644
Investor	238	36,347,131	4.7	7.61	77.3	641
Total:	4,687	775,241,618	100.0	7.31	80.1	621
*	Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	631	185,158,160	23.9	6.79	77.2	637
Florida	459	83,446,121	10.8	7.34	79.6	617
Maryland	206	41,512,808	5.4	7.16	78.9	610
Illinois	218	35,932,333	4.6	7.32	83.3	618
New Jersey	148	34,367,921	4.4	7.36	76.2	609
Virginia	183	33,844,876	4.4	7.32	79.8	613
New York	130	33,430,584	4.3	7.24	78.3	628
Arizona	168	32,269,089	4.2	7.31	79.5	618
Texas	253	24,300,723	3.1	8.11	80.5	605
Georgia	165	21,723,430	2.8	7.79	83.1	623
Wisconsin	176	21,677,186	2.8	7.78	83.3	612
Michigan	150	18,178,222	2.3	7.56	83.0	615
Nevada	77	16,605,675	2.1	7.18	81.5	633
Ohio	161	16,141,007	2.1	7.63	84.3	616
Washington	94	15,283,599	2.0	7.15	83.4	633
Other	1,468	161,369,885	20.8	7.65	82.6	615
Total:	4,687	775,241,618	100.0	7.31	80.1	621
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,806	254,665,780	32.8	7.48	84.8	643
Refinance -Rate Term	246	32,648,178	4.2	7.61	80.8	613
Refinance -Cashout	2,635	487,927,661	62.9	7.20	77.6	610
Total:	4,687	775,241,618	100.0	7.31	80.1	621
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	9	1,702,763	0.2	6.64	75.2	633
Arm 2/28	2,987	564,404,087	72.8	7.21	80.2	617
Arm 2/28 -Balloon 40/30	101	24,082,666	3.1	6.95	76.8	612
Arm 2/28 -Dual 40/30	32	10,034,715	1.3	6.73	75.0	613
Arm 3/27	193	34,375,169	4.4	7.19	81.2	629
Arm 3/27 -Balloon 40/30	3	859,685	0.1	7.17	80.0	638
Arm 5/25	133	30,033,801	3.9	7.02	78.5	646
Arm 5/25 -Balloon 40/30	14	3,522,414	0.5	7.19	75.0	633
Arm 6 Month	3	666,230	0.1	6.68	73.2	595
Fixed Balloon 30/15	80	13,463,178	1.7	7.26	81.7	640
Fixed Rate	1,132	92,096,911	11.9	8.26	81.2	635
Total:	4,687	775,241,618	100.0	7.31	80.1	621
*	Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	4,024	651,201,887	84.0	7.32	80.1	619
PUD	233	43,451,012	5.6	7.27	82.4	633
Condo	231	37,261,175	4.8	7.29	81.3	630
2 Family	159	34,855,724	4.5	7.16	77.4	632
3-4 Family	31	7,991,403	1.0	7.18	74.8	639
Manufactured Housing	9	480,417	0.1	11.95	77.9	624
Total:	4,687	775,241,618	100.0	7.31	80.1	621
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.13 -4.00	326	74,186,773	11.1	6.25	76.6	638
4.01 -4.50	313	64,369,757	9.6	6.74	82.8	620
4.51 -5.00	269	51,969,616	7.8	7.03	84.5	616
5.01 -5.50	843	154,408,250	23.1	7.28	80.7	625
5.51 -6.00	610	135,390,237	20.2	7.00	79.3	624
6.01 -6.50	399	65,790,440	9.8	7.54	77.4	610
6.51 -7.00	422	83,028,888	12.4	7.68	78.3	605
7.01 -7.50	142	20,953,493	3.1	8.00	80.7	596
7.51 -8.00	97	12,184,432	1.8	8.55	82.3	582
8.01 -8.50	38	4,969,949	0.7	9.13	83.4	583
8.51 -9.00	16	2,429,696	0.4	9.33	83.9	554
Total:	3,475	669,681,530	100.0	7.18	79.9	619
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 -3	7	811,994	0.1	7.72	73.3	579
4 -6	4	229,584	0.0	10.02	74.0	624
7 -9	6	1,005,310	0.2	7.24	77.9	586
10 -12	7	1,130,717	0.2	6.56	72.7	646
13 -15	3	307,341	0.0	7.99	79.3	602
16 -18	61	11,234,309	1.7	7.20	79.8	594
19 -21	754	161,173,978	24.1	7.12	79.1	614
22 -24	2,293	425,178,024	63.5	7.21	80.3	618
28 -30	3	893,376	0.1	7.63	89.5	648
31 -33	46	9,310,812	1.4	6.94	81.4	645
34 -36	144	24,849,868	3.7	7.24	80.8	623
37 >=	147	33,556,216	5.0	7.03	78.1	645
Total:	3,475	669,681,530	100.0	7.18	79.9	619
*	Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.38 -11.50	101	28,589,377	4.3	5.85	77.1	675
11.51 -12.00	200	48,893,473	7.3	6.02	77.3	649
12.01 -12.50	385	90,260,369	13.5	6.39	78.3	637
12.51 -13.00	696	149,118,685	22.3	6.75	79.7	629
13.01 -13.50	589	115,838,073	17.3	7.13	80.2	621
13.51 -14.00	561	101,652,196	15.2	7.59	83.0	609
14.01 -14.50	319	56,165,471	8.4	8.02	80.9	592
14.51 -15.00	269	37,689,302	5.6	8.46	81.0	584
15.01 -15.50	129	17,294,057	2.6	9.06	79.7	563
15.51 -16.00	106	12,098,771	1.8	9.48	77.3	553
16.01 -16.50	62	7,166,731	1.1	9.89	81.6	555
16.51 -17.00	33	3,047,762	0.5	10.51	76.1	543
17.01 -17.50	10	655,938	0.1	11.13	74.7	529
17.51 -18.00	3	179,002	0.0	11.64	81.8	530
18.01 -21.19	12	1,032,325	0.2	11.96	70.2	532
Total:	3,475	669,681,530	100.0	7.18	79.9	619
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.40 -4.50	1	65,790	0.0	7.20	57.4	603
4.51 -5.50	58	15,508,612	2.3	5.51	74.3	662
5.51 -6.00	253	67,247,899	10.0	5.89	76.2	648
6.01 -6.50	441	110,964,523	16.6	6.36	77.8	639
6.51 -7.00	721	158,812,377	23.7	6.84	80.4	630
7.01 -7.50	598	113,852,377	17.0	7.30	81.3	618
7.51 -8.00	567	93,982,733	14.0	7.79	83.2	605
8.01 -8.50	281	44,568,111	6.7	8.30	81.4	585
8.51 -9.00	237	30,893,757	4.6	8.77	80.8	570
9.01 -9.50	123	15,911,533	2.4	9.27	79.1	559
9.51 -10.00	93	9,191,575	1.4	9.79	76.4	545
10.01 -10.50	51	4,505,198	0.7	10.28	80.0	540
10.51 -11.00	27	2,399,401	0.4	10.74	77.0	543
11.01 -11.50	12	813,783	0.1	11.32	75.5	529
11.51 -12.00	6	340,842	0.1	11.66	73.5	530
12.01 -12.50	5	577,920	0.1	12.14	69.1	528
12.51 -14.19	1	45,100	0.0	14.19	60.0	636
Total:	3,475	669,681,530	100.0	7.18	79.9	619
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	52	14,437,043	2.2	6.95	80.3	638
2.00	789	152,922,377	22.8	7.49	76.7	611
3.00	2,489	469,773,828	70.1	7.10	81.1	619
5.00	145	32,548,282	4.9	7.06	78.1	643
Total:	3,475	669,681,530	100.0	7.18	79.9	619
*	Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3,063	559,695,642	83.6	7.22	80.3	618
1.50	132	30,692,393	4.6	7.21	80.7	622
2.00	280	79,293,495	11.8	6.88	76.9	623
Total:	3,475	669,681,530	100.0	7.18	79.9	619
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,853	543,603,514	70.1	7.54	79.9	609
24	21	6,895,553	0.9	6.98	82.0	645
36	5	1,997,500	0.3	6.52	85.5	651
60	749	207,876,219	26.8	6.78	80.5	649
120	59	14,868,832	1.9	6.73	81.4	673
Total:	4,687	775,241,618	100.0	7.31	80.1	621
*	Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Group 1 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date. Approximately 26.4% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,342
Total Outstanding Loan Balance	$313,555,510*	Min	Max
Average Loan Current Balance	$133,884	$6,156	$615,332
Weighted Average Original LTV	80.2%**
Weighted Average Coupon	7.33%	4.89%	14.19%
Arm Weighted Average Coupon	7.21%
Fixed Weighted Average Coupon	8.05%
Weighted Average Margin	5.55%	2.13%	9.00%
Weighted Average FICO (Non-Zero)	621
Weighted Average Age (Months)	2
% First Liens	96.7%
% Second Liens	3.3%
% Arms	86.3%
% Fixed	13.7%
% of Loans with Mortgage Insurance	0.0%

* Group 1 collateral will total approximately [$323,600,000].

** Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.89 -5.00	2	427,210	0.1	4.94	57.5	645
5.01 -5.50	31	7,086,764	2.3	5.38	69.5	668
5.51 -6.00	153	31,046,590	9.9	5.83	72.2	646
6.01 -6.50	254	48,430,281	15.4	6.34	76.2	641
6.51 -7.00	404	66,857,315	21.3	6.82	80.4	636
7.01 -7.50	333	52,547,632	16.8	7.32	81.9	619
7.51 -8.00	317	44,816,241	14.3	7.79	84.3	612
8.01 -8.50	142	19,337,876	6.2	8.28	80.8	587
8.51 -9.00	142	15,018,678	4.8	8.79	81.3	570
9.01 -9.50	77	7,357,221	2.3	9.26	81.5	552
9.51 -10.00	123	7,022,639	2.2	9.78	85.4	587
10.01 -10.50	80	4,489,085	1.4	10.31	87.2	577
10.51 -11.00	90	3,510,617	1.1	10.77	89.6	595
11.01 -11.50	87	2,581,436	0.8	11.32	96.1	599
11.51 -12.00	94	2,582,369	0.8	11.81	97.2	586
12.01 -12.50	8	261,898	0.1	12.21	89.2	579
12.51 -13.00	3	101,330	0.0	12.92	85.4	575
13.01 -14.19	2	80,330	0.0	14.06	65.3	572
Total:	2,342	313,555,510	100.0	7.33	80.2	621

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
475 -475	1	39,962	0.0	9.10	67.0	475
476 -500	7	751,474	0.2	9.91	78.5	495
501 -525	102	12,109,279	3.9	8.97	73.2	515
526 -550	147	19,056,448	6.1	8.37	75.1	539
551 -575	206	27,223,404	8.7	7.76	76.6	565
576 -600	389	46,048,672	14.7	7.59	79.9	588
601 -625	463	63,282,980	20.2	7.23	82.2	613
626 -650	452	62,026,348	19.8	7.03	81.3	638
651 -675	310	44,547,661	14.2	6.91	81.7	662
676 -700	119	17,268,514	5.5	6.82	82.4	687
701 -725	71	9,353,763	3.0	6.76	80.4	711
726 -750	40	6,192,630	2.0	6.73	80.3	738
751 -775	19	2,957,499	0.9	6.46	78.0	762
776 -800	12	2,084,170	0.7	6.37	74.7	784
801 -813	4	612,707	0.2	6.19	81.0	806
Total:	2,342	313,555,510	100.0	7.33	80.2	621
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
6,156 -50,000	438	12,769,337	4.1	10.33	92.7	617
50,001 -100,000	527	39,801,876	12.7	8.05	81.9	610
100,001 -150,000	512	63,105,323	20.1	7.42	79.3	616
150,001 -200,000	357	62,292,474	19.9	7.10	79.5	620
200,001 -250,000	224	50,002,016	15.9	6.90	78.7	625
250,001 -300,000	156	42,634,300	13.6	6.81	78.5	628
300,001 -350,000	101	32,545,592	10.4	6.93	80.0	626
350,001 -400,000	20	7,187,801	2.3	7.07	80.6	637
400,001 -450,000	5	2,146,923	0.7	6.68	82.2	648
450,001 -500,000	1	454,536	0.1	7.29	85.0	691
600,001 -615,332	1	615,332	0.2	7.50	85.0	656
Total:	2,342	313,555,510	100.0	7.33	80.2	621
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
19.40 -50.00	35	5,337,294	1.7	6.17	41.6	643
50.01 -55.00	17	3,288,121	1.0	6.09	52.8	676
55.01 -60.00	26	4,857,561	1.5	6.32	58.6	622
60.01 -65.00	123	20,506,257	6.5	6.99	62.9	592
65.01 -70.00	218	31,796,813	10.1	7.10	68.7	595
70.01 -75.00	166	25,854,204	8.2	7.21	74.3	602
75.01 -80.00	670	98,597,653	31.4	7.16	79.6	629
80.01 -85.00	160	27,433,721	8.7	7.40	84.5	611
85.01 -90.00	362	57,897,839	18.5	7.36	89.7	626
90.01 -95.00	157	18,990,103	6.1	7.60	94.7	648
95.01 -100.00	408	18,995,944	6.1	9.35	99.8	636
Total:	2,342	313,555,510	100.0	7.33	80.2	621

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	821	77,284,973	24.6	8.03	81.8	617
0.50	2	200,800	0.1	6.99	80.0	666
1.00	45	8,345,689	2.7	7.17	76.3	612
2.00	1,143	177,482,907	56.6	7.11	80.6	619
3.00	331	50,241,141	16.0	7.01	76.8	637
Total:	2,342	313,555,510	100.0	7.33	80.2	621
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,913	243,599,253	77.7	7.29	81.1	620
Reduced	155	22,930,793	7.3	7.25	78.6	628
No Income/ No Asset	3	457,362	0.1	7.89	79.5	664
Stated Income / Stated Assets	271	46,568,102	14.9	7.54	76.2	622
Total:	2,342	313,555,510	100.0	7.33	80.2	621
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	2,223	295,867,917	94.4	7.31	80.1	619
Second Home	8	1,111,577	0.4	7.35	82.1	661
Investor	111	16,576,017	5.3	7.63	80.8	651
Total:	2,342	313,555,510	100.0	7.33	80.2	621
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	203	47,516,816	15.2	6.55	72.9	632
Florida	226	36,298,869	11.6	7.21	78.0	621
Maryland	115	19,822,265	6.3	7.19	78.8	610
Illinois	122	16,999,841	5.4	7.39	84.0	620
Arizona	86	14,236,714	4.5	7.29	78.2	618
Wisconsin	115	13,471,134	4.3	7.65	84.3	627
Virginia	87	13,084,046	4.2	7.35	82.3	615
New Jersey	63	11,875,166	3.8	7.43	76.9	619
Ohio	97	10,056,152	3.2	7.56	85.1	619
New York	52	10,027,272	3.2	7.22	78.0	626
Texas	120	9,833,270	3.1	8.33	80.3	593
Michigan	79	8,433,071	2.7	7.51	83.2	621
Missouri	92	8,166,663	2.6	7.97	85.2	608
Minnesota	53	8,126,259	2.6	6.90	80.6	619
Colorado	55	7,265,005	2.3	7.28	84.0	631
Other	777	78,342,967	25.0	7.62	83.2	622
Total:	2,342	313,555,510	100.0	7.33	80.2	621
*	Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	822	74,887,248	23.9	7.70	85.8	638
Refinance -Rate Term	171	19,630,403	6.3	7.51	82.6	616
Refinance -Cashout	1,349	219,037,859	69.9	7.18	78.0	615
Total:	2,342	313,555,510	100.0	7.33	80.2	621
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	5	947,164	0.3	6.89	74.8	612
Arm 2/28	1,521	234,253,723	74.7	7.25	80.4	616
Arm 2/28 -Balloon 40/30	47	8,221,540	2.6	6.74	75.1	619
Arm 2/28 -Dual 40/30	9	2,175,460	0.7	5.84	72.2	646
Arm 3/27	92	13,687,948	4.4	7.27	80.0	625
Arm 3/27 -Balloon 40/30	1	135,966	0.0	8.50	80.0	631
Arm 5/25	56	9,172,575	2.9	7.02	77.0	641
Arm 5/25 -Balloon 40/30	8	1,773,657	0.6	6.44	72.2	648
Arm 6 Month	1	254,233	0.1	5.99	50.0	542
Fixed Balloon 30/15	35	5,007,599	1.6	7.01	79.9	654
Fixed Rate	567	37,925,643	12.1	8.19	81.6	636
Total:	2,342	313,555,510	100.0	7.33	80.2	621
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	2,019	263,439,021	84.0	7.33	80.2	620
2 Family	88	16,330,929	5.2	7.23	78.4	623
Condo	119	15,629,704	5.0	7.22	80.7	624
PUD	94	12,475,689	4.0	7.60	82.4	629
3-4 Family	20	5,543,718	1.8	7.16	77.1	642
Manufactured Housing	2	136,450	0.0	11.53	79.9	568
Total:	2,342	313,555,510	100.0	7.33	80.2	621
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.13 -4.00	187	33,985,629	12.6	6.23	75.0	637
4.01 -4.50	148	25,204,503	9.3	6.77	84.8	626
4.51 -5.00	141	23,559,705	8.7	7.06	85.6	622
5.01 -5.50	404	59,678,880	22.1	7.25	81.0	627
5.51 -6.00	293	46,858,316	17.3	7.06	77.8	617
6.01 -6.50	202	26,535,628	9.8	7.70	78.3	601
6.51 -7.00	207	34,643,836	12.8	7.71	78.8	607
7.01 -7.50	79	11,251,176	4.2	7.95	81.2	596
7.51 -8.00	55	5,989,378	2.2	8.60	82.9	591
8.01 -8.50	18	1,974,537	0.7	8.90	83.2	583
8.51 -9.00	6	940,678	0.3	9.59	80.8	564
Total:	1,740	270,622,268	100.0	7.21	80.0	618

*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 -3	3	388,584	0.1	7.33	59.4	537
4 -6	1	45,100	0.0	14.19	60.0	636
7 -9	3	507,201	0.2	7.95	84.9	588
10 -12	3	489,941	0.2	5.95	63.9	632
13 -15	3	307,341	0.1	7.99	79.3	602
16 -18	30	4,594,132	1.7	7.35	80.4	598
19 -21	374	60,923,964	22.5	7.18	78.3	614
22 -24	1,167	178,664,942	66.0	7.23	80.8	618
28 -30	2	393,876	0.1	8.44	88.9	628
31 -33	28	4,520,790	1.7	7.17	80.4	636
34 -36	62	8,840,165	3.3	7.27	79.5	621
37 >=	64	10,946,232	4.0	6.93	76.3	642
Total:	1,740	270,622,268	100.0	7.21	80.0	618
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.38 -11.50	51	10,642,976	3.9	5.85	75.1	671
11.51 -12.00	121	22,747,006	8.4	5.94	74.1	641
12.01 -12.50	202	38,342,847	14.2	6.36	77.8	639
12.51 -13.00	349	57,167,371	21.1	6.76	80.0	631
13.01 -13.50	286	44,749,801	16.5	7.22	81.5	619
13.51 -14.00	263	39,330,425	14.5	7.65	83.2	612
14.01 -14.50	137	21,730,552	8.0	8.04	81.0	592
14.51 -15.00	146	17,513,466	6.5	8.47	82.5	588
15.01 -15.50	62	6,926,956	2.6	9.11	81.9	562
15.51 -16.00	56	5,516,107	2.0	9.48	79.4	543
16.01 -16.50	34	3,285,861	1.2	9.93	78.2	532
16.51 -17.00	22	1,944,163	0.7	10.48	77.9	544
17.01 -17.50	5	257,736	0.1	11.05	79.0	539
17.51 -18.00	2	121,511	0.0	11.53	85.0	538
18.01 -21.19	4	345,489	0.1	11.89	73.0	525
Total:	1,740	270,622,268	100.0	7.21	80.0	618
*	Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.75 -5.50	35	7,660,565	2.8	5.50	71.9	649
5.51 -6.00	148	30,061,769	11.1	5.90	73.4	644
6.01 -6.50	217	41,353,360	15.3	6.35	76.9	640
6.51 -7.00	355	59,286,490	21.9	6.85	80.8	633
7.01 -7.50	290	45,794,383	16.9	7.34	82.9	618
7.51 -8.00	279	39,607,387	14.6	7.79	84.1	608
8.01 -8.50	126	17,690,380	6.5	8.27	80.8	586
8.51 -9.00	127	13,717,618	5.1	8.79	81.3	570
9.01 -9.50	59	6,492,523	2.4	9.26	81.2	548
9.51 -10.00	50	4,650,734	1.7	9.77	80.0	546
10.01 -10.50	27	2,238,376	0.8	10.28	78.8	538
10.51 -11.00	17	1,408,790	0.5	10.72	76.7	542
11.01 -11.50	5	380,766	0.1	11.33	79.6	529
11.51 -12.00	3	184,455	0.1	11.64	77.5	533
12.01 -12.50	1	49,572	0.0	12.16	70.9	500
12.51 -14.19	1	45,100	0.0	14.19	60.0	636
Total:	1,740	270,622,268	100.0	7.21	80.0	618
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	31	7,569,761	2.8	6.92	79.2	640
2.00	365	54,478,557	20.1	7.61	76.1	605
3.00	1,280	197,772,718	73.1	7.12	81.2	620
5.00	64	10,801,232	4.0	7.00	76.7	640
Total:	1,740	270,622,268	100.0	7.21	80.0	618
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,550	231,196,647	85.4	7.23	80.6	619
1.50	69	14,209,982	5.3	7.29	79.6	613
2.00	121	25,215,639	9.3	6.95	74.2	615
Total:	1,740	270,622,268	100.0	7.21	80.0	618
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,931	230,797,678	73.6	7.50	80.2	613
24	11	3,071,950	1.0	7.07	80.3	625
36	1	192,800	0.1	7.12	79.7	639
60	366	72,934,162	23.3	6.84	79.8	641
120	33	6,558,920	2.1	6.83	82.3	668
Total:	2,342	313,555,510	100.0	7.33	80.2	621
*	Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Group 2 Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date. Approximately 32.2% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,345
Total Outstanding Loan Balance	$461,686,108*	Min	Max
Average Loan Current Balance	$196,881	$9,592	$937,384
Weighted Average Original LTV	80.1%**
Weighted Average Coupon	7.30%	4.95%	13.01%
Arm Weighted Average Coupon	7.16%
Fixed Weighted Average Coupon	8.19%
Weighted Average Margin	5.57%	2.25%	9.00%
Weighted Average FICO (Non-Zero)	621
Weighted Average Age (Months)	2
% First Liens	96.4%
% Second Liens	3.6%
% Arms	86.4%
% Fixed	13.6%
% of Loans with Mortgage Insurance	0.0%
*	Group 2 collateral will total approximately [$476,400,100].
**	Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.95 -5.00	2	723,187	0.2	4.95	73.8	659
5.01 -5.50	17	6,377,160	1.4	5.38	76.6	681
5.51 -6.00	112	41,698,054	9.0	5.84	77.1	658
6.01 -6.50	247	74,721,414	16.2	6.34	78.0	641
6.51 -7.00	414	110,954,258	24.0	6.82	79.5	629
7.01 -7.50	359	76,503,363	16.6	7.28	79.5	619
7.51 -8.00	344	61,325,253	13.3	7.79	82.0	604
8.01 -8.50	200	31,899,735	6.9	8.30	82.0	588
8.51 -9.00	140	19,513,383	4.2	8.76	80.3	574
9.01 -9.50	81	10,711,060	2.3	9.28	77.8	570
9.51 -10.00	120	9,854,721	2.1	9.81	84.8	609
10.01 -10.50	78	5,330,824	1.2	10.30	90.2	596
10.51 -11.00	74	4,161,320	0.9	10.78	92.7	611
11.01 -11.50	66	3,281,841	0.7	11.29	94.9	600
11.51 -12.00	78	3,724,708	0.8	11.77	95.5	588
12.01 -12.50	9	737,139	0.2	12.20	72.5	563
12.51 -13.00	3	145,656	0.0	12.70	62.8	599
13.01 -13.01	1	23,030	0.0	13.01	60.0	583
Total:	2,345	461,686,108	100.0	7.30	80.1	621

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
486 -500	4	356,817	0.1	9.22	58.4	495
501 -525	97	14,252,579	3.1	8.79	69.0	515
526 -550	169	27,353,185	5.9	8.32	72.2	539
551 -575	306	53,535,156	11.6	7.47	76.9	565
576 -600	437	70,719,168	15.3	7.52	80.0	588
601 -625	450	87,789,360	19.0	7.36	82.3	612
626 -650	364	81,312,453	17.6	7.09	81.2	638
651 -675	248	55,825,771	12.1	6.97	83.6	662
676 -700	124	33,517,976	7.3	6.64	81.3	686
701 -725	60	15,439,821	3.3	6.78	81.3	711
726 -750	49	11,789,901	2.6	6.70	81.0	735
751 -775	24	6,560,153	1.4	6.62	81.7	760
776 -800	12	3,113,454	0.7	6.43	76.9	788
801 -802	1	120,314	0.0	7.33	100.0	802
Total:	2,345	461,686,108	100.0	7.30	80.1	621
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
9,592 -50,000	265	8,929,635	1.9	10.28	87.5	612
50,001 -100,000	499	36,829,918	8.0	8.74	81.7	604
100,001 -150,000	432	53,642,163	11.6	7.83	79.3	605
150,001 -200,000	284	49,896,159	10.8	7.38	77.0	602
200,001 -250,000	200	44,747,939	9.7	7.25	79.6	612
250,001 -300,000	142	38,812,417	8.4	7.09	80.1	614
300,001 -350,000	106	34,289,149	7.4	7.16	80.1	624
350,001 -400,000	123	46,538,149	10.1	7.03	80.2	630
400,001 -450,000	96	40,582,855	8.8	6.75	81.6	644
450,001 -500,000	85	40,608,049	8.8	6.83	80.1	634
500,001 -550,000	48	25,188,850	5.5	6.82	82.2	629
550,001 -600,000	25	14,505,933	3.1	6.45	79.7	644
600,001 -650,000	20	12,495,051	2.7	6.66	80.7	646
650,001 -700,000	8	5,410,283	1.2	6.38	81.8	654
700,001 -750,000	8	5,784,713	1.3	6.74	75.2	650
750,001 -800,000	1	792,000	0.2	6.75	80.0	707
800,001 -850,000	1	810,000	0.2	5.88	67.5	633
850,001 -900,000	1	885,462	0.2	7.38	63.4	648
900,001 -937,384	1	937,384	0.2	6.50	75.0	711
Total:	2,345	461,686,108	100.0	7.30	80.1	621
*	Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
17.49 -50.00	115	13,824,823	3.0	7.38	42.3	575
50.01 -55.00	52	8,574,855	1.9	7.23	52.6	583
55.01 -60.00	61	11,063,482	2.4	7.22	58.1	595
60.01 -65.00	47	9,758,211	2.1	7.53	63.4	603
65.01 -70.00	87	19,375,526	4.2	7.15	68.9	607
70.01 -75.00	181	40,796,072	8.8	6.98	74.0	611
75.01 -80.00	797	190,980,960	41.4	6.99	79.8	633
80.01 -85.00	247	50,376,706	10.9	7.42	84.4	602
85.01 -90.00	327	74,760,500	16.2	7.33	89.4	621
90.01 -95.00	90	15,110,280	3.3	7.77	94.8	645
95.01 -100.00	341	27,064,692	5.9	9.43	99.9	641
Total:	2,345	461,686,108	100.0	7.30	80.1	621
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	859	131,288,015	28.4	7.88	81.5	617
0.50	3	767,718	0.2	7.49	83.6	584
1.00	88	26,570,876	5.8	6.96	78.2	645
2.00	1,072	239,697,473	51.9	7.08	80.0	617
3.00	319	63,011,041	13.6	7.05	77.9	637
5.00	4	350,986	0.1	10.38	76.4	563
Total:	2,345	461,686,108	100.0	7.30	80.1	621
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,818	325,467,606	70.5	7.28	80.6	615
Reduced	213	52,576,519	11.4	7.17	81.0	639
No Income/ No Asset	3	579,059	0.1	7.66	60.7	693
Stated Income / Stated Assets	311	83,062,925	18.0	7.44	77.7	634
Total:	2,345	461,686,108	100.0	7.30	80.1	621
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	2,211	440,581,462	95.4	7.29	80.3	621
Second Home	7	1,333,532	0.3	7.06	80.8	629
Investor	127	19,771,114	4.3	7.60	74.4	632
Total:	2,345	461,686,108	100.0	7.30	80.1	621
*	Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	428	137,641,344	29.8	6.88	78.7	638
Florida	233	47,147,252	10.2	7.45	80.9	613
New York	78	23,403,312	5.1	7.26	78.4	629
New Jersey	85	22,492,755	4.9	7.32	75.8	604
Georgia	165	21,723,430	4.7	7.79	83.1	623
Maryland	91	21,690,543	4.7	7.12	79.1	610
Virginia	96	20,760,830	4.5	7.30	78.2	612
Illinois	96	18,932,492	4.1	7.26	82.6	616
Arizona	82	18,032,375	3.9	7.33	80.5	618
Texas	133	14,467,453	3.1	7.96	80.6	613
Michigan	71	9,745,151	2.1	7.61	82.9	610
Nevada	40	9,592,661	2.1	7.24	81.4	622
Washington	42	8,716,487	1.9	7.00	82.8	632
Wisconsin	61	8,206,052	1.8	7.99	81.5	588
Pennsylvania	56	6,239,883	1.4	7.80	79.8	586
Other	588	72,894,090	15.8	7.67	82.0	613
Total:	2,345	461,686,108	100.0	7.30	80.1	621
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	984	179,778,532	38.9	7.39	84.4	645
Refinance -Rate Term	75	13,017,775	2.8	7.76	78.1	608
Refinance -Cashout	1,286	268,889,801	58.2	7.22	77.3	606
Total:	2,345	461,686,108	100.0	7.30	80.1	621
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	4	755,598	0.2	6.32	75.6	659
Arm 2/28	1,466	330,150,364	71.5	7.18	80.0	618
Arm 2/28 -Balloon 40/30	54	15,861,126	3.4	7.06	77.8	609
Arm 2/28 -Dual 40/30	23	7,859,254	1.7	6.98	75.7	604
Arm 3/27	101	20,687,221	4.5	7.13	82.0	632
Arm 3/27 -Balloon 40/30	2	723,718	0.2	6.93	80.0	640
Arm 5/25	77	20,861,226	4.5	7.01	79.1	648
Arm 5/25 -Balloon 40/30	6	1,748,758	0.4	7.94	77.8	619
Arm 6 Month	2	411,997	0.1	7.11	87.5	628
Fixed Balloon 30/15	45	8,455,578	1.8	7.41	82.8	633
Fixed Rate	565	54,171,268	11.7	8.31	80.9	634
Total:	2,345	461,686,108	100.0	7.30	80.1	621
*	Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	2,005	387,762,866	84.0	7.32	80.0	618
PUD	139	30,975,324	6.7	7.13	82.3	635
Condo	112	21,631,471	4.7	7.34	81.7	634
2 Family	71	18,524,795	4.0	7.10	76.5	641
3-4 Family	11	2,447,685	0.5	7.23	69.6	634
Manufactured Housing	7	343,967	0.1	12.12	77.2	646
Total:	2,345	461,686,108	100.0	7.30	80.1	621
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 -4.00	139	40,201,144	10.1	6.27	78.0	639
4.01 -4.50	165	39,165,254	9.8	6.72	81.6	616
4.51 -5.00	128	28,409,910	7.1	7.00	83.7	611
5.01 -5.50	439	94,729,370	23.7	7.29	80.6	625
5.51 -6.00	317	88,531,921	22.2	6.97	80.1	627
6.01 -6.50	197	39,254,812	9.8	7.44	76.9	617
6.51 -7.00	215	48,385,052	12.1	7.66	78.0	603
7.01 -7.50	63	9,702,317	2.4	8.05	80.0	595
7.51 -8.00	42	6,195,053	1.6	8.50	81.7	573
8.01 -8.50	20	2,995,412	0.8	9.29	83.5	583
8.51 -9.00	10	1,489,018	0.4	9.17	85.8	548
Total:	1,735	399,059,262	100.0	7.16	79.9	619
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 -3	4	423,411	0.1	8.08	86.0	617
4 -6	3	184,484	0.0	9.00	77.4	620
7 -9	3	498,110	0.1	6.51	70.8	585
10 -12	4	640,777	0.2	7.02	79.4	657
16 -18	31	6,640,176	1.7	7.10	79.4	592
19 -21	380	100,250,015	25.1	7.09	79.6	614
22 -24	1,126	246,513,082	61.8	7.20	79.9	619
28 -30	1	499,500	0.1	6.99	90.0	664
31 -33	18	4,790,022	1.2	6.72	82.4	653
34 -36	82	16,009,703	4.0	7.22	81.6	625
37 >=	83	22,609,984	5.7	7.09	79.0	646
Total:	1,735	399,059,262	100.0	7.16	79.9	619
*	Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.46 -11.50	50	17,946,401	4.5	5.84	78.3	677
11.51 -12.00	79	26,146,467	6.6	6.09	80.1	656
12.01 -12.50	183	51,917,522	13.0	6.41	78.7	636
12.51 -13.00	347	91,951,314	23.0	6.74	79.5	627
13.01 -13.50	303	71,088,272	17.8	7.08	79.4	623
13.51 -14.00	298	62,321,771	15.6	7.56	82.8	607
14.01 -14.50	182	34,434,919	8.6	8.00	80.8	592
14.51 -15.00	123	20,175,836	5.1	8.46	79.8	580
15.01 -15.50	67	10,367,100	2.6	9.03	78.2	563
15.51 -16.00	50	6,582,664	1.6	9.49	75.4	562
16.01 -16.50	28	3,880,870	1.0	9.87	84.4	574
16.51 -17.00	11	1,103,598	0.3	10.55	72.9	541
17.01 -17.50	5	398,202	0.1	11.18	71.9	522
17.51 -18.00	1	57,491	0.0	11.88	75.0	514
18.01 -18.60	8	686,836	0.2	12.00	68.9	535
Total:	1,735	399,059,262	100.0	7.16	79.9	619
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.40 -4.50	1	65,790	0.0	7.20	57.4	603
4.51 -5.50	23	7,848,047	2.0	5.52	76.7	674
5.51 -6.00	105	37,186,129	9.3	5.87	78.5	651
6.01 -6.50	224	69,611,163	17.4	6.36	78.4	639
6.51 -7.00	366	99,525,887	24.9	6.83	80.1	629
7.01 -7.50	308	68,057,994	17.1	7.28	80.2	618
7.51 -8.00	288	54,375,346	13.6	7.79	82.5	603
8.01 -8.50	155	26,877,731	6.7	8.32	81.8	584
8.51 -9.00	110	17,176,139	4.3	8.76	80.4	571
9.01 -9.50	64	9,419,010	2.4	9.27	77.7	567
9.51 -10.00	43	4,540,841	1.1	9.82	72.7	544
10.01 -10.50	24	2,266,822	0.6	10.28	81.2	542
10.51 -11.00	10	990,612	0.2	10.77	77.5	543
11.01 -11.50	7	433,017	0.1	11.30	71.8	530
11.51 -12.00	3	156,387	0.0	11.69	68.7	527
12.01 -12.17	4	528,347	0.1	12.13	68.9	530
Total:	1,735	399,059,262	100.0	7.16	79.9	619
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	21	6,867,283	1.7	6.98	81.5	637
2.00	424	98,443,820	24.7	7.42	76.9	615
3.00	1,209	272,001,110	68.2	7.08	81.0	619
5.00	81	21,747,050	5.4	7.09	78.9	645
Total:	1,735	399,059,262	100.0	7.16	79.9	619
*	Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,513	328,498,995	82.3	7.21	80.1	618
1.50	63	16,482,411	4.1	7.14	81.6	629
2.00	159	54,077,856	13.6	6.85	78.1	626
Total:	1,735	399,059,262	100.0	7.16	79.9	619
*	Note, for second liens, CLTV is employed in this calculation.
		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,922	312,805,836	67.8	7.57	79.6	605
24	10	3,823,603	0.8	6.91	83.3	661
36	4	1,804,700	0.4	6.46	86.1	653
60	383	134,942,057	29.2	6.74	81.0	653
120	26	8,309,912	1.8	6.65	80.7	677
Total:	2,345	461,686,108	100.0	7.30	80.1	621
*	Note, for second liens, CLTV is employed in this calculation.